UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.         )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

MDU Resources Group, Inc.
(Name of Registrant as Specified In Its Charter)
____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 7, 2019.

Meeting Information
MDU RESOURCES GROUP, INC.	Meeting Type: Annual Meeting
For holders as of: March 8, 2019
	Date: May 7, 2019	Time: 11:00 AM, CDT
	Location:	MDU Service Center
909 Airport Road
Bismarck, ND 58504

You are receiving this communication because you hold shares in MDU Resources Group, Inc.

1200 WEST CENTURY AVENUE P.O. BOX 5650
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

BISMARCK, ND 58506-5650

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
COMBINED PROXY STATEMENT AND ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow à			XXXX XXXX XXXX XXXX	(located on the following page)
and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:
	1)	BY INTERNET:	www.proxyvote.com
	2)	BY TELEPHONE:	1-800-579-1639
	3)	BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow

à	XXXX XXXX XXXX XXXX	(located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before April 23, 2019 to facilitate timely delivery.

How To Vote			SCAN TO VIEW MATERIALS & VOTE	▶
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy materials for any special requirements for meeting attendance and for instructions to request an admission ticket. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed
in the box marked by the arrow	à	XXXX XXXX XXXX XXXX	(located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote FOR the following:
The Board of Directors recommends you vote FOR Items 2, 3, 4 and 5.
1.	Election of Directors
Nominees:
			2.	Advisory Vote to Approve the Compensation Paid to the Company's Named Executive Officers.
	1a.	Thomas Everist

	1b.	Karen B. Fagg	3.	Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for 2019.

	1c.	David L. Goodin

	1d.	Mark A. Hellerstein	4.	Approval of an Amendment to Montana-Dakota Utilities Co.’s Restated Certificate of Incorporation.

	1e.	Dennis W. Johnson
5.
Approval of Amendments to Update and Modernize the Company’s Amended and Restated Certificate of Incorporation, Including Removing the Requirement of Action by a Two-Thirds Vote of Continuing Directors for Certain Board Actions.

	1f.	Patricia L. Moss

	1g.	Edward A. Ryan

	1h.	David M. Sparby
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
	1i.	Chenxi Wang

	1j.	John K. Wilson